                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference of our report dated February 4, 1994, with respect to the consolidated financial statements and schedules of Time Warner Inc. included in this Annual Report on Form 10-K for the year ended December 31, 1993, in each of the following:

   1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

   2. Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

   3. Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;

   4. Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216 on Form S-8;

   5. Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

   6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

   7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

   8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;

   9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;

  10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

  11. Registration Statement No. 33-35317 on Form S-8;

  12. Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

  13. Registration Statement No. 33-47151 on Form S-8;

  14. Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 33-47705 on Form S-4;

  15. Registration Statement No. 33-57812 on Form S-3;

  16. Registration Statement No. 33-62774 on Form S-8 and Registration Statement No. 33-51015 on Form S-8; and

  17. Registration Statement No. 33-50237 on Form S-3.

                                          ERNST & YOUNG

New York, New York
March 25, 1994

                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference of our report dated January 14, 1994, except as to Note 6, which is as of February 22, 1994, with respect to the financial statements and schedules of Paragon Communications which are incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1993, in each of the following:

   1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

   2. Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

   3. Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;

   4. Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216 on Form S-8;

   5, Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

   6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

   7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

   8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;

   9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8;

  10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

  11. Registration Statement No. 33-35317 on Form S-8;

  12. Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

  13. Registration Statement No. 33-47151 on Form S-8;

  14. Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 33-47705 on Form S-4;

  15. Registration Statement No. 33-62774 on Form S-8;

  16. Registration Statement No. 33-51015 on Form S-8;

  17. Registration Statement No. 33-50237 on Form S-3;

  18. Registration Statement No. 33-51471 on Form S-8; and

  19. Registration Statement No. 33-57812 on Form S-3.

PRICE WATERHOUSE

Denver, Colorado
March 25, 1994